UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 19, 2019 (July 18, 2019)

DISCOVER FINANCIAL SERVICES

(Exact name of registrant as specified in its charter)

Commission File Number: 001-33378

Delaware (State or other jurisdiction of incorporation)	36-2517428 (IRS Employer Identification No.)

2500 Lake Cook Road, Riverwoods, Illinois 60015

(Address of principal executive offices, including zip code)

(224) 405-0900

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common stock, par value $0.01 per share	DFS	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act  ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On July 18, 2019, the board of directors of Discover Financial Services (the “Company”) appointed Jennifer L. Wong as a director of the Company. The board also appointed Ms. Wong to serve on the Risk Oversight Committee on this date. A copy of the press release announcing the appointment of Ms. Wong is attached as Exhibit 99.1 to this report.

There are no arrangements or understandings between Ms. Wong and any other person pursuant to which Ms. Wong was selected as a director. There are no transactions involving Ms. Wong that would be required to be reported under Item 404(a) of Regulation S-K.

In connection with her appointment as a director of the Company, Ms. Wong will be eligible for compensation under the Company’s Directors’ Compensation Plan (the “Plan”). Under the Plan, Ms. Wong will receive an annual retainer for her service as a director of $105,000 and will receive an annual committee member fee of $20,000 for her service on the Risk Oversight Committee, each prorated from the date of her appointment as a director.

In addition, on July 18, 2019, Ms. Wong received a grant of 1,531 restricted stock units under the Plan, which is the annual equity award prorated from the date of her appointment as a director. The restricted stock unit awards vest on the first anniversary of the date of grant, subject to the terms and conditions of the Plan. All restricted stock unit awards are to be settled in shares of Company common stock. Like other eligible directors under the Plan, Ms. Wong will be eligible to receive subsequent awards of restricted stock units under the Plan on the date of each annual shareholders meeting. Under the Plan, the amount of such subsequent awards of restricted stock units shall be equal to the number obtained by dividing $150,000 by the fair market value (as defined in the Plan) of a share of Company common stock on such day.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

99.1	Press Release of the Company dated July 19, 2019

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DISCOVER FINANCIAL SERVICES

Dated: July 19, 2019	By:	/s/ D. Christopher Greene
D. Christopher Greene
Vice President, Acting General Counsel and Secretary